                                  EXHIBIT 99.2



                                   ----------


                               SECURITY AGREEMENT


                            DATED AS OF JUNE 12, 1998


                                     BETWEEN


                      PHYSICIANS CLINICAL LABORATORY, INC.


                                       AND


                         OAKTREE CAPITAL MANAGEMENT, LLC
                           SOLELY AS AGENT AND NOMINEE


                                   ----------


                                  EXH. 99.2 - 1

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
Section 1.  Definitions and Interpretation...................................................1
        1.1  Certain Defined Terms...........................................................1

Section 2.  Collateral.......................................................................4
        2.1  Grant...........................................................................4
        2.2  Intellectual Property...........................................................6
        2.3  Perfection......................................................................6
        2.4  Preservation and Protection of Security Interests...............................6
        2.5  Attorney-in-Fact................................................................7
        2.6  Use of Intellectual Property....................................................8
        2.7  Instruments.....................................................................8
        2.8  Use of Collateral...............................................................8
        2.9  Rights and Obligations..........................................................9
        2.10  Release of Motor Vehicles......................................................9
        2.11  Termination...................................................................10
        2.12  Subordination and Release Prior to Termination................................10

Section 3.  Representations and Warranties..................................................10
        3.1  Title..........................................................................10
        3.2  Intellectual Property..........................................................10
        3.3  Goods..........................................................................11

Section 4.  Covenants.......................................................................11
        4.1  Books and Records..............................................................11
        4.2  Removals, Etc..................................................................12
        4.3  Sales and Other Liens..........................................................12
        4.4  Intellectual Property..........................................................12
        4.5  Further Assurances.............................................................13

Section 5.  Remedies........................................................................14
        5.1  Events of Default, Etc.........................................................14
        5.2  Deficiency.....................................................................15
        5.3  Private Sale...................................................................15
        5.4  Application of Proceeds........................................................16

Section 6.  Miscellaneous...................................................................16
        6.1  Waiver.........................................................................16
        6.2  Notices........................................................................16
        6.3  Expenses, Etc..................................................................17
        6.4  Amendments, Etc................................................................17
        6.5  Successors and Assigns.........................................................17
        6.6  Survival.......................................................................17
        6.7  Agreements Superseded..........................................................18
        6.8  Severability...................................................................18




                                  EXH. 99.2 - 2

        6.9  Captions.......................................................................18
        6.10  Counterparts..................................................................18
        6.11  GOVERNING LAW.................................................................18
        6.12  Liabilities of Oaktree Capital Management, LLC................................18
        6.13  Agent Representation..........................................................18


ANNEX 1   -    LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS
                      AND APPLICATIONS FOR COPYRIGHT REGISTRATION

ANNEX 2   -    LIST OF PATENTS AND PATENT APPLICATIONS

ANNEX 3   -    LIST OF TRADE NAMES, TRADEMARKS, SERVICE
                      MARKS, TRADEMARK AND SERVICE MARK REGISTRATIONS AND APPLICATIONS FOR TRADEMARK AND SERVICE
                      MARK REGISTRATIONS

ANNEX 4   -    LIST OF CONTRACTS, LICENSES AND OTHER
                      AGREEMENTS

ANNEX 5        -      LIST OF LOCATIONS

ANNEX 6        -      DEPOSIT ACCOUNTS



                                  EXH. 99.2 - 3

                               SECURITY AGREEMENT


               This SECURITY AGREEMENT (this "Agreement") dated as of June 12, 1998 is made between Physicians Clinical Laboratory, Inc. (the "Company") and Oaktree Capital Management, LLC, solely as agent and nominee for the entities set forth on Schedule 1 (each such entity a "Fund" and collectively, the "Funds"), in such capacity, the "Agent".


                                 R E C I T A L S

        M. Concurrently with the execution hereof, the Company is entering into that certain Note Purchase Agreement, dated the date hereof (the "Purchase Agreement"), with the Agent.

        N. The Purchase Agreement provides for the issuance by the Company of its 15% Senior Secured Notes Due 2001 (the "Senior Notes"), in an aggregate principal amount of $4,000,000 on the date hereof. Any Person that holds any of the Senior Notes now or hereafter shall be referred to herein as a "Noteholder".

        O. To induce the Agent to enter into the Purchase Agreement and the other documents related thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined).

                                A G R E E M E N T

               Now therefore, in consideration of the above recitals and other consideration and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

               Section 1.  Definitions and Interpretation.

                        1.1 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Purchase Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Purchase Agreement. In addition, the following terms shall have the following meanings under this Agreement:

               "Accounts" shall have the meaning assigned to that term in
Section 2.1(a).

               "Collateral" shall have the meaning assigned to that term in
Section 2.1.

               "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Company, including each Copyright identified in Annex 1.



                                  EXH. 99.2 - 4

               "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

               "Documents" shall have the meaning assigned to that term in
Section 2.1(e).

               "Equipment" shall have the meaning assigned to that term in
Section 2.1(d).

               "Governmental Approvals" shall mean any authorization, consent, approval, license, lease, ruling, permits, waiver, exemption, filing, registration or notice by or with any Governmental Person.

               "Governmental Person" shall mean any national (Federal or foreign), state or local government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, body or corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

               "Instruments" shall have the meaning assigned to that term in
Section 2.1(b).

               "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how, trade secrets, computer software, source codes, mask works, and technology; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Annex 4;
(c) all information, customer lists, advertising, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all Governmental Approvals now held or hereafter obtained by the Company in respect of any of the foregoing; and (g) all causes of action, claims and warranties now owned or hereafter acquired by the Company in respect of any of the foregoing. It is understood that Intellectual Property shall include all of the foregoing owned or acquired by the Company on a worldwide basis.

               "Inventory" shall have the meaning assigned to that term in
Section 2.1(c).

               "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title to any such property is governed by a certificate of title or ownership.




                                  EXH. 99.2 - 5

               "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Company, including each Patent identified in Annex 2.

               "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

               "Secured Obligations" shall mean any and all obligations of the Company under the Purchase Agreement and the Senior Notes.

               "Signing Date" shall mean the date of this Agreement.

               "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Company, including each Trademark identified in Annex 3. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

               "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing,
(ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

               "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

               Section 2.  Collateral.

                        2.1       Grant. Subject to Section 2.11, as
                                collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges and grants to the Agent a security interest in all of the Company's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Company and whether now existing or hereafter coming into existence (collectively, the "Collateral"):



                                  EXH. 99.2 - 6

                        (a)       all accounts and general intangibles (each as
                                defined in the Uniform Commercial Code) of the Company constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Company in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

                        (b)       all instruments, chattel paper or letters of
                                credit (each as defined in the Uniform
                                Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

                        (c)       all inventory (as defined in the Uniform
                                Commercial Code) and all other goods (including Motor Vehicles) of the Company that are held by the Company for sale, lease or furnishing under a contract of service (including to its Subsidiaries or Affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Company in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

                        (d)       all equipment (as defined in the Uniform
                                Commercial Code) and all other goods (including Motor Vehicles) of the Company that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Company in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

                        (e)       all documents of title (as defined in the
                                Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

                        (f)       all contracts and other agreements of the
                                Company relating to the sale or other
                                disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Company against any



                                  EXH. 99.2 - 7

                                Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Company, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

                        (g)       all other accounts or general intangibles of
                                the Company not constituting Accounts,
                                including, (i) to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company and (ii) all clinical laboratory licenses issued to or held by the Company and all other licenses, permits, approvals or authorizations of any kind or nature relating to the laboratory testing business or any other business in which the Company may at any time be engaged; and all contracts, contract rights, undertakings, franchise agreements, other agreements, whether written or oral in or under which the Company may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof;

                        (h)       all other tangible and intangible property of
                                the Company, including all Intellectual
                                Property;

                        (i)       all of the Company's rights, title, estate and
                                interest, whether now existing or hereafter acquired, in and to any and all deposit accounts (as defined in the Uniform Commercial Code) including, without limitation, those identified on Annex 6 hereto (collectively, the "Deposit Accounts"); and

                        (j)       all proceeds and products in whatever form of
                                all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any casualty event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

                        2.2       Intellectual Property. Solely for the purpose
                                of enabling the Agent to exercise its rights, remedies, powers and privileges under Section 5 at such time or times as the Agent shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, the Company hereby grants to the Agent, to the extent assignable, an irrevocable,




                                  EXH. 99.2 - 8
                                nonexclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any of the Intellectual Property of the Company, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

                        2.3       Perfection. Concurrently with the execution
                                and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as shall be necessary or as the Agent may reasonably request to perfect and establish the priority (subject only to Liens permitted under the terms of the Purchase Agreement) of the Liens granted by this Agreement, (ii) deliver and pledge to the Agent any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, (iii) cause the Agent (to the extent requested by the Agent) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by the Company and deliver to the Agent originals of all such certificates of title or ownership for the Motor Vehicles together with the odometer statements for each respective Motor Vehicle and (iv) take all such other actions as shall be necessary or as the Agent may request to perfect and establish the priority (subject only to such permitted Liens) of the Liens granted by this Agreement.

                        2.4       Preservation and Protection of Security
                                Interests. Subject to Section 2.11, the Company shall:

                        (a)       upon the acquisition after the Signing Date by
                                the Company of any Instrument, promptly deliver and pledge to the Agent all such Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request;

                        (b)       upon the acquisition after the Signing Date by
                                the Company of any Motor Vehicle, promptly deliver to the Agent originals of the certificates of title or ownership for such Motor Vehicles with the Agent listed as lienholder, together with the manufacturer's statement of origin and odometer statements;

                        (c)       without limiting the obligations of the
                                Company under Section 2.04(b), upon the
                                acquisition after the Signing Date by the Company of any Equipment covered by a certificate of title or ownership, promptly cause the Agent to be listed as the lienholder on such certificate of title and within 120 days




                                  EXH. 99.2 - 9
                                of the acquisition of such Equipment deliver evidence of the same to the Agent;

                        (d)       upon the Company's acquiring, or otherwise
                                becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to the Company's filing, either directly or through any agent, licensee or other designee, of any application with any Governmental Person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Signing Date, execute and deliver such contracts, agreements and other instruments as the Agent may request to evidence, validate, perfect and establish the priority (subject only to Liens permitted under the Purchase Agreement) of the Liens granted by this Agreement in such and any related Intellectual Property and, if requested by the Agent, amend Annex 1, 2 or 3 (as the case may be) to reflect the inclusion of any such Intellectual Property as part of the Collateral (it being understood that the failure to amend any such Annex shall not affect the Liens granted by this Agreement on any such Intellectual Property); and

                        (e)       give, execute, deliver, file or record any and
                                all financing statements, notices, contracts, agreements or other instruments, obtain any and all Governmental Approvals and take any and all steps that may be necessary or as the Agent may request to create, perfect, establish the priority (subject only to Liens permitted under the Purchase Agreement) of, or to preserve the validity, perfection or priority (subject only to such permitted Liens) of, the Liens granted by this Agreement or to enable the Agent to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens.

                        2.5       Attorney-in-Fact.

                        (a)       Subject to the rights of the Company under
                                Sections 2.6, 2.7, 2.8 and 2.9, the Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority (subject only to Liens permitted under terms of the Purchase Agreement) of the Liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest.



                                 EXH. 99.2 - 10

                                Without limiting the generality of the
                                foregoing, the Agent shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums);
                                (iii) to file any claims or take any action or proceeding that the Agent may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the collateral under Section 5, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

                        (b)       Without limiting the rights and powers of the
                                Agent under Section 2.05(a), the Company hereby appoints the Agent as its attorney-in-fact, effective the Signing Date and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Company title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by the Company to be retitled and the Agent to be listed as lienholder as to such Motor Vehicles, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Company as the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (including the purpose of creating in favor of the Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Agent under Section 6). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

                        2.6 Use of Intellectual Property. Subject to such action not otherwise constituting a Default and so long as no Event of Default shall have occurred and be continuing, the Company will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Company. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of the Company, execute and deliver any



                                 EXH. 99.2 - 11
                                instruments, certificates or other documents, in the form so requested, which such Company shall have certified are appropriate (in its judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to Section 2.2 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under
                                Section 5 by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Company in accordance with the first sentence of this
                                Section 2.6.

                        2.7       Instruments. So long as no Event of Default
                                shall have occurred and be continuing, the Company may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Agent shall, promptly upon the request, and at the expense of, the Company, make appropriate arrangements for making any Instruments pledged by the Company available to the Company for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document.

                        2.8       Use of Collateral. So long as no Event of
                                Default shall have occurred and be continuing, the Company shall, in addition to its rights under Sections 2.6, 2.7 and 2.8 in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and Governmental Approvals, subject to the rights, remedies, powers and privileges of the Agent under Section 5.

                        2.9       Rights and Obligations.

                        (a)       The Company shall remain liable to perform its
                                duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Agent of any right, remedy, power or privilege in respect of this Agreement shall not release the Company from any of its duties and obligations under such contracts and agreements. The Agent shall have no duty, obligation or liability under such contracts and agreements or in respect to any Governmental Approval included in the Collateral by reason of this Agreement or any other Document, nor shall the Agent be obligated to perform any of the duties or obligations of the Company under any such contract or agreement or any such Governmental Approval or to take any action to collect or enforce any claim



                                 EXH. 99.2 - 12

                                (for payment) under any such contract or agreement or Governmental Approval.

                        (b)       No Lien granted by this Agreement in the
                                Company's right, title and interest in any contract, agreement or Governmental Approval shall be deemed to be a consent by the Agent to any such contract, agreement or Governmental Approval.

                        (c)       No reference in this Agreement to proceeds or
                                to the sale or other disposition of Collateral shall authorize the Company to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Document.

                        (d)       The Agent shall not be required to take steps
                                necessary to preserve any rights against prior parties to any part of the Collateral.

                        2.10      Release of Motor Vehicles. So long as no Event
                                of Default shall have occurred and be
                                continuing, upon the request of, and at the expense of, the Company, the Agent shall execute and deliver to the Company such instruments as the Company shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Agent of a certificate from the Company stating that the Motor Vehicle the Lien on which is to be released is to be sold in the ordinary course of business or has suffered a casualty loss (with title passing to the appropriate casualty insurance company in settlement of the claim for such loss).

                        2.11      Termination. When all Secured Obligations
                                shall have been paid in full, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any and all remaining Collateral and money received in respect of the Collateral, to or on the order of the Company and to be released, canceled and granted back all licenses and rights referred to in Section 2.2. The Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens granted by this Agreement on the Collateral.



                                 EXH. 99.2 - 13

                        2.12      Subordination and Release Prior to
                                Termination. The Agent hereby acknowledges that pursuant to the Intercreditor and Subordination Agreement dated as of June 12, 1998, the security interest in Accounts and Instruments granted pursuant to Sections 2.01(a) and 2.01(b) is expressly subordinated to the security interest granted by the Company to Daiwa Healthco-2 LLC and the rights of the parties with respect thereto are as set forth in such intercreditor agreement.

               Section 3.         Representations and Warranties. As of the
                                Signing Date, the Company represents and warrants to the Agent as follows:

                        3.1       Title. The Company is the sole beneficial
                                owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens, except for the Liens granted to the Agent pursuant to this Agreement and the Liens permitted under the terms of the Purchase Agreement. The Liens granted by this Agreement in favor of the Agent have attached and constitute a perfected security interest in all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens (except such permitted Liens).

                        3.2       Intellectual Property.

                        (a)       Annexes 1, 2 and 3 set forth completely and
                                correctly all Copyrights, Patents and Trademarks owned by the Company on the Signing Date; except pursuant to licenses and other user agreements entered into by the Company in the ordinary course of business and listed in Annex 4, the Company owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Annex 1, 2 or 3; all registrations listed in Annexes 1, 2 and 3 are valid and in full force and effect; and, except as may be set forth in Annex 4 the Company owns and possesses the right to use all Copyrights, Patents and Trademarks listed in Annexes 1, 2 and 3.

                        (b)       Annex 4 sets forth completely and correctly
                                all licenses and other user agreements included in the Intellectual Property on the Signing Date.

                        (c)       To the Company's knowledge, (i) except as set
                                forth in Annex 4, there is no violation by others of any right of the Company with respect to any Copyright, Patent or Trademark listed in Annex 1, 2 or 3 and (ii) the Company is not infringing in any respect upon any Copyright, Patent or


                                 EXH. 99.2 - 14

                                Trademark of any other Person; and no
                                proceedings have been instituted, are pending against the Company or, to the Company's knowledge, have been threatened against, and no claim has been received by, the Company, alleging any such violation, except as may be set forth in Annex 4.

                        (d)       The Company does not own any Trademarks
                                registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

                        3.3       Goods. Any goods now or hereafter manufactured
                                or otherwise produced by the Company or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act.

               Section 4.         Covenants.

                        4.1       Books and Records. The Company shall:

                        (a)       keep full and accurate books and records
                                relating to the Collateral and stamp or
                                otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Liens granted by this Agreement;

                        (b)       furnish to the Agent from time to time (but,
                                unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                        (c)       prior to filing, either directly or through an
                                agent, licensee or other designee, any
                                application for any Copyright, Patent or Trademark, furnish to the Agent prompt notice of such proposed filing; and

                        (d)       permit representatives of the Agent, upon
                                reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as the Agent may request.


                                 EXH. 99.2 - 15

                        4.2       Removals, Etc. Without at least 30 days' prior
                                written notice to the Agent, the Company shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under
                                Section 6 or at one of the locations identified in Annex 5 or in transit from one of such locations to another or (ii) except with respect to the change of the Company's name to Bio-Cypher Laboratories Ltd., change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

                        4.3       Sales and Other Liens. Without the prior
                                written consent of the Agent, the Company shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien (other than Liens permitted under the terms of the Purchase Agreement) upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Agent is not named as the sole secured party for its own benefit; provided, however, that the Company shall, without the consent of the Agent, be allowed,
                                (i) to dispose of obsolete Collateral in the ordinary course of business, and (ii) provided that no Event of Default shall have occurred and be continuing, to dispose of Collateral in the ordinary course of business.

                        4.4       Intellectual Property.

                        (a)       The Company (either itself or through
                                licensees) will, for each Trademark, (i) to the extent consistent with past practice and good business judgment, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration and (iv) not (and not permit any licensee or sublicensee to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of its business may become invalidated.

                        (b)       The Company (either itself or through
                                licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.



                                 EXH. 99.2 - 16

                        (c)       The Company shall notify the Agent immediately
                                if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any Governmental Person) regarding the Company's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

                        (d)       The Company will take all necessary steps that
                                are consistent with good business practices in any proceeding before any appropriate Governmental Person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                        (e)       In the event that any Intellectual Property
                                material to the conduct of its business is infringed, misappropriated or diluted by a third party, the Company shall notify the Agent within
                                (10) days after it learns of such event and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

                        (f)       The Company shall, through counsel acceptable
                                to the Agent, prosecute diligently any
                                application for any Intellectual Property pending as of the Signing Date or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registerable Trademarks and preserve and maintain all rights in applications for any Intellectual Property; provided, however, that the Company shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the Company. Any expenses incurred in connection with such an application shall be borne by the Company. The Company shall not abandon any right to file an application for any Intellectual Property or any pending such application



                                 EXH. 99.2 - 17
                                in the United States without the consent of the Agent, which consent shall not be unreasonably withheld.

                        (g)       The Agent shall have the right but shall in no
                                way be obligated to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event the Company shall, at the request of the Agent, do any and all lawful acts and execute and deliver any and all proper documents reasonably required by the Agent in aid of such enforcement action.

                        4.5       Further Assurances. The Company agrees that,
                                from time to time upon the written request of the Agent, the Company will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

               Section 5.         Remedies.

                        5.1       Events of Default, Etc. If any Event of
                                Default shall have occurred and be continuing, subject to Section 2.11:

                        (a)       The Agent in its discretion may require the
                                Company to, and the Company shall, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and the Company, designated in the Agent's request;

                        (b)       the Agent in its discretion may make any
                                reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

                        (c)       the Agent in its discretion may, in its name
                                or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

                        (d)       the Agent in its discretion may, upon ten
                                business days' prior written notice to the Company of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Agent or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Agent deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such



                                 EXH. 99.2 - 18
                                disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any other Person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Company shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

                        (e)       the Agent shall have, and in its discretion
                                may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner of the Collateral (and the Company agrees to take all such action as may be appropriate to give effect to such right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5.1 and of the exercise of the license granted to the Agent in Section 2.2 shall be applied in accordance with Section 5.4.

                        5.2       Deficiency. If the proceeds of, or other
                                realization upon, the Collateral by virtue of the exercise of remedies under Section 5.1 and of the exercise of the license granted by the Agent in Section 2.2 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other



                                 EXH. 99.2 - 19

                                Secured Obligations, the Company shall remain liable for any deficiency.

                        5.3       Private Sale.

                        (a)       The Agent shall incur no liability as a result
                                of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5.01 conducted in a commercially reasonable manner. The Company hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                        (b)       The Company recognizes that, by reason of
                                certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

                        5.4       Application of Proceeds. Except as otherwise
                                expressly provided in this Agreement and except as provided below in this Section 5.4, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 5.1 or of the exercise of the license granted in Section 2.2, and any other cash at the time held by the Agent under this Section 5, shall be applied by the
                                Agent:

               First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Agent, the reasonable fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Agent in that connection;



                                 EXH. 99.2 - 20

               Next, to the payment in full of the remaining Secured Obligations in such manner as the Agent may determine in accordance with the provisions of the Purchase Agreement; and

               Finally, to the payment to the Company, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

               As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Company or any issuer of, or account debtor or other obligor on, any of the Collateral.

               Section 6.         Miscellaneous.

                        6.1       Waiver. No failure on the part of the Agent to
                                exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                        6.2       Notices. All notices and communications to be
                                given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 6.2:

               To the Company:              Physicians Clinical Laboratory, Inc.
                                            3301 "C" Street, Suite 100E
                                            Sacramento, California  95816
                                            Attention:  J. Marvin Feigenbaum

               To the Agent:                Oaktree Capital Management, LLC
                                            450 Lexington Avenue
                                            Suite 1600
                                            New York, New York 10017
                                            Attention:



                                 EXH. 99.2 - 21

                        6.3       Expenses, Etc. The Company agrees to pay or to
                                reimburse the Agent for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Agent in any effort to enforce any of the provisions of
                                Section 5 or any of the obligations of the Company in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Agent under, this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

                        6.4       Amendments, Etc. Any provision of this
                                Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by the Company and the Agent. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Agent, each holder of any of the Secured Obligations and the Company, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

                        6.5       Successors and Assigns. This Agreement shall
                                be binding upon and inure to the benefit of the Company, the Agent and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Company shall not assign or transfer its rights under this Agreement without the prior written consent of the Agent.

                        6.6       Survival. All representations and warranties
                                made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

                        6.7       Agreements Superseded. This Agreement
                                supersedes all prior agreements and
                                understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

                        6.8       Severability. Any provision of this Agreement
                                that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not



                                 EXH. 99.2 - 22
                                invalidate or render unenforceable such
                                provision in any other jurisdiction.

                        6.9       Captions. The table of contents and captions
                                and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                        6.10      Counterparts. This Agreement may be executed
                                in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

                        6.11      GOVERNING LAW. THE INTERNAL LAW OF THE STATE
                                OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT.

                        6.12      Liabilities of Oaktree Capital Management,
                                LLC. The Company hereby acknowledges that Oaktree Capital Management LLC is entering into this Agreement and all of the documents to be executed and delivered in connection herewith (collectively, the "Security Documents"), and undertaking the obligations of the Funds under the Security Documents as general partner, attorney-in-fact or investment manager of each of the Funds, and in each such Fund's behalf, and not individually, and that, except with respect to any actions taken outside of its authority as general partner, attorney-in-fact or investment advisor for each of the Funds, Oaktree Capital Management, LLC is not personally liable with respect to the obligations of the Funds under the Security Documents. The Company further acknowledges that, with respect to the Security Documents,
                                (i) all of the obligations of the Funds are several and not joint, in accordance with, and in proportion to, the Funds' respective percentage interests in the rights set out in Exhibit A to this Agreement (it being the parties' intent that each Fund will be responsible only for its percentage of the aggregate obligations of Oaktree Capital Management LLC), and (ii) each representation and warranty made by Oaktree Capital Management, LLC on behalf of each Fund relates only to such Fund, and that no Fund is liable for breach of any representation or warranty made by or as to any other Fund.

                        6.13      Agent Representation. The Agent has all
                                necessary power and authority to execute, deliver and perform its obligations under this Agreement on behalf of the Funds.



                                 EXH. 99.2 - 23

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       PHYSICIANS CLINICAL
                                       LABORATORY, INC.



                                       By:______________________________________
                                          Name:
                                          Title:


                                       OAKTREE CAPITAL MANAGEMENT
                                       LLC, solely as agent and nominee for the Funds set forth on Schedule 1



                                       By:______________________________________
                                          Name:
                                          Title:



                                       By:______________________________________
                                          Name:
                                          Title:

                                                                         ANNEX 1

                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS



PHYSICIANS CLINICAL LABORATORY, INC.

Title      Date Filed      Registration No.      Effective Date
-----      ----------      ----------------      --------------
                                                     None.



                                 EXH. 99.2 - 25

                                                                         ANNEX 2

                     LIST OF PATENTS AND PATENT APPLICATIONS



PHYSICIANS CLINICAL LABORATORIES, INC.

File      Patent      Country      Registration No.      Date
----      ------      -------      ----------------      ----
                                                         None




                                 EXH. 99.2 - 26

                                                                         ANNEX 3


                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS



                                 U.S. TRADEMARKS



PHYSICIANS CLINICAL LABORATORIES, INC.

                 Application (A)
                 Registration (R)             Registration
                 Mark or Series No. (S)       or Filing Date
                 ----------------------       --------------
                                               See Attached.



                                 EXH. 99.2 - 27

                               FOREIGN TRADEMARKS

PHYSICIANS CLINICAL LABORATORIES, INC.

               Application (A)                  Registration or
Mark           Registration (R)     Country     Filing Date (F)
----           ----------------     -------     ---------------
                                                      None.



                                 EXH. 99.2 - 28

                                                                         ANNEX 4


                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS



PHYSICIANS CLINICAL LABORATORIES, INC.


                               None


                                 EXH. 99.2 - 29

                                                                         ANNEX 5

                                LIST OF LOCATIONS



PHYSICIANS CLINICAL LABORATORIES, INC.


                              See attached.



                                 EXH. 99.2 - 30

                                                                         ANNEX 6




                                DEPOSIT ACCOUNTS


                                  See Attached.



                                 EXH. 99.2 - 31

                                                                      SCHEDULE I



Fund or Account                                               Amount
---------------                                               ------
OCM Opportunities Fund, L.P.                                 $ 27,124,070

Columbia/HCA Master Retirement
 Trust (Separate Account I)                                  $  2,252,330

OCM Opportunities Fund II, L.P.                              $ 20,546,500

Columbia/HCA Master Retirement
  Trust (Separate Account II)                                $    316,100
                                                              -----------
                                                             $ 50,239,000



                                 EXH. 99.2 - 32